38 Termination of agreement on real estate asset	12 Months Ended
Dec. 31, 2020
Termination Of Agreement On Real Estate Asset
Termination of agreement on real estate asset
Note	38 | Termination of agreement on real estate asset

With regard to the real estate asset to be constructed, acquired by the Company in November 2015, the subsequent termination of the agreement due to RDSA’s default in August 2018 and the respective legal actions brought by the Company against the seller and the insurance company, and with respect to the settlement agreement dated September 30, 2019 that the Company entered into with Aseguradores de Cauciones S.A., the following recent events stand out:

-	With regard to the USD 1 million receivable resulting from the agreement with Aseguradora de Cauciones S.A., the Company has received to date the payment of USD 370,000. The remaining balance for USD 630,000 will be collected in five quarterly installments according to a new payment schedule agreed upon between the Company and the insurance company.

-	With regard to RDSA reorganization proceedings, the Company has filed ancillary proceedings for review of the amount declared inadmissible, relating to the contractually agreed-upon penalty clause. The ancillary proceedings for review have been rejected by the Court, decision which the Company has appealed to the Court of Appeals in Commercial Matters, where it is pending resolution. Due to the pandemic declared by the WHO on March 11, 2020 and the mandatory and preventive social isolation ordered by DNU 297/2020, and the subsequent extensions thereof, the originally set procedural time limits have been extended, with the exclusivity period in order for the reorganization debtor to propose one or more reorganization plans and obtain the consent required by law for the confirmation of the eventual agreement being currently underway.

Finally, as a result of the assessment of different alternatives aimed at the recovery of the referred to claim, on January 18, 2021, the Company’s Board of Directors accepted the “Offer for the Assignment of the Claim in Litigation” made by Creaurban S.A., whereby edenor assigns and transfers the claim, under the terms of section 1,614 and subsequent sections of the Civil and Commercial Code.

By virtue of the assignment, Creaurban S.A. will assume the consequences and results deriving from the Reorganization proceedings, the Claim in Litigation and/or any other action or arrangement deriving from the claim to collect the Claim in Litigation; whereas the Company agrees to immediately give Creaurban S.A., with no deductions whatsoever, any amount or assets received on account of the referred to claim.

The assignment of the claim was agreed for a value of: (i) $ 400 million, which was paid by Creaurban S.A. on January 27, 2021; plus (ii) an additional contingent price determined in meters that will be of 30% of the square meters to which the holder of the claim would be entitled if an Internal Rate of Return of at least 15% per annum after taxes were applied to the New Tower Project, after having deducted the New Tower’s development and construction costs and the commitments of the trust and the repayment of the mortgage loan with Banco Patagonia S.A. To be valid, the assignment was subject to the acceptance by Banco Comafi S.A. of an offer under similar terms, condition which was met on January 19, 2021, with the offer of assignment thus becoming accepted by edenor.

The collected $400 million was recognized as a gain in January 2021, inasmuch as an allowance had been set up for the full amount of the claim in litigation.